Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Yi-Hsiu Lin
Address of Joint Filer:	Room 2708—09, Metropolis Tower, 10 Metropolis Drive
Hung Hom, Hong Kong
Relationship of Joint Filer to Issuer:	Officer, Director, 10% Owner
Issuer Name and Ticker or Trading Symbol:	Leader Capital Holdings Corp. [LCHD]
Date of Event
Requiring Statement (Month/Day/Year):	May 19, 2021
Designated Filer:	Yi-Hsiu Lin

Signature:

By:	/s/ LIN YI-HSIU
Name:	Yi-Hsiu Lin
Date:	May 19, 2021

Joint Filer Information

Name of Joint Filer:	First Leader Capital Ltd.
Address of Joint Filer:	9F-3, No.910, Sec.2,Taiwan Blvd., Xitun Dist., Taichung City 407, Taiwan (R.O.C)
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Leader Capital Holdings Corp. [LCHD]
Date of Event
Requiring Statement (Month/Day/Year):	May 19, 2021
Designated Filer:	Yi-Hsiu Lin

Signature:

By:	/s/ LIN YI-HSIU
Name:	Yi-Hsiu Lin
Title:	Authorized Signatory
Date:	May 19, 2021

Joint Filer Information

Name of Joint Filer:	CPN Investment Ltd.
Address of Joint Filer:	Room 2708—09, Metropolis Tower, 10 Metropolis Drive
Hung Hom, Hong Kong
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Leader Capital Holdings Corp. [LCHD]
Date of Event
Requiring Statement (Month/Day/Year):	May 19, 2021
Designated Filer:	Yi-Hsiu Lin

Signature:

By:	/s/ LIN YI-HSIU
Name:	Yi-Hsiu Lin
Title:	Authorized Signatory
Date:	May 19, 2021

Joint Filer Information

Name of Joint Filer:	Leader Financial Asset Management Limited
Address of Joint Filer:	Room 22F 2201, Malaysia Building, 50 Gloucester Road
Wan Chai, Hong Kong
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Leader Capital Holdings Corp. [LCHD]
Date of Event
Requiring Statement (Month/Day/Year):	May 19, 2021
Designated Filer:	Yi-Hsiu Lin

Signature:

By:	/s/ LIN YI-HSIU
Name:	Yi-Hsiu Lin
Title:	Authorized Signatory
Date:	May 19, 2021

Joint Filer Information

Name of Joint Filer:	Anzhao International Limited
Address of Joint Filer:	4007 Central Plaza, 18 Harbour Road
Wan Chai, Hong Kong
Relationship of Joint Filer to Issuer:	10% Owner
Issuer Name and Ticker or Trading Symbol:	Leader Capital Holdings Corp. [LCHD]
Date of Event
Requiring Statement (Month/Day/Year):	May 19, 2021
Designated Filer:	Yi-Hsiu Lin

Signature:

By:	/s/ Katherine Chiu Soo Ching
Name:	Katherine Chiu Soo Ching
Title:	Authorized Signatory
Date:	May 19, 2021